UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): October 11, 2005

SHOPKO STORES, INC.
(Exact name of registrant as specified in its charter)

Wisconsin	1-10876	41-0985054
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
700 Pilgrim Way
Green Bay, Wisconsin 54304
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (920) 429-2211

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
On October 11, 2005, ShopKo issued a press release announcing that Institutional Shareholder Services recommended that ShopKo’s shareholders vote for the merger agreement with Badger Retail Holding, Inc., an affiliate of Minneapolis-based private equity investment firm Goldner Hawn Johnson & Morrison Incorporated, in an October 7, 2005 report. A copy of the press release is attached to this report as Exhibit 99.1 and incorporated herein by reference.
CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION
Statements herein other than historical facts constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward- looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. ShopKo may not be able to complete the proposed merger on the terms described above or other acceptable terms or at all because of a number of factors, including the failure to obtain shareholder approval, the failure to obtain financing to consummate the merger or the failure to satisfy the other closing conditions. These factors, and other factors that may affect the business or financial results of ShopKo, are described in ShopKo’s filings with the SEC, including ShopKo’s annual report on Form 10-K for the fiscal year ended January 29, 2005, as amended. Except to the extent required under the federal securities laws, ShopKo does not intend to update or revise the forward-looking statements.
ADDITIONAL INFORMATION
In connection with ShopKo’s solicitation of proxies with respect to the special meeting of shareholders called in connection with the proposed merger, ShopKo has filed with the SEC, and furnished to shareholders of ShopKo, a definitive proxy statement, a proxy supplement dated September 19, 2005 and a second proxy supplement dated October 4, 2005. SHAREHOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND THE PROXY SUPPLEMENTS DISTRIBUTED TO SHAREHOLDERS BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Shareholders are able to obtain a free-of-charge copy of the definitive proxy statement, the proxy supplement dated September 19, 2005, the second proxy supplement dated October 4, 2005 and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov, by directing a request by mail or telephone to ShopKo Stores, Inc., P.O. Box 19060, Green Bay, WI 54307, Attention: Corporate Secretary, Telephone: 920-429-2211, from ShopKo’s website at http://www.shopko.com or by calling ShopKo’s proxy solicitor, Georgeson Shareholder Communications, toll-free at 800-280-7183.
ShopKo and certain of its directors, executive officers and other members of management and employees may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from shareholders of ShopKo in favor of the proposed merger. Information regarding the persons who may be considered “participants” in the solicitation of proxies, including their beneficial ownership of ShopKo common stock as of August 1, 2005, is set forth in the definitivie proxy statement as filed with the SEC. Information regarding certain of these persons and their beneficial ownership of ShopKo common stock as of April 30, 2005 is also set forth in ShopKo’s annual report on Form 10-K for the fiscal year ended January 29, 2005, as amended.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits

Exhibit No.	Description

99.1	Press Release dated October 11, 2005

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 11, 2005	SHOPKO STORES, INC.
	By:	/s/ Peter G. Vandenhouten
Peter G. Vandenhouten
Assistant General Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated October 11, 2005